UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2014
HOMESTREET, INC. (Exact name of registrant as specified in its charter)
Washington (State or other jurisdiction of incorporation)	001-35424 (Commission File Number)	91-0186600 (IRS Employer Identification No.)

601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)

(206) 623-3050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 23, 2014, the Board of Directors of HomeStreet, Inc. (the “Company”) declared a special cash dividend of $0.11 per share payable on February 24, 2014 to shareholders of record at the close of business on February 3, 2014.

The Company's press release announcing the declaration of this special cash dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit 99.1    Press Release issued by HomeStreet, Inc. dated January 24, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2014.

HomeStreet, Inc.
By: /s/ Godfrey B.Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary